UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

US HIGHLAND, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54624	26-4144571
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5930 Royal Lane, Suite E211, Dallas, TX	75230
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (918) 558-1358

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

www.SEClawyerFL.com

www.MagriLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Adar Bays, LLC

On February 11, 2016, US Highland, Inc., an Oklahoma corporation (the "Company") completed a financing pursuant to a Securities Purchase Agreement with Adar Bays, LLC ("Adar Bays") providing for the purchase of four convertible promissory notes of the Company in the aggregate principal amount of $275,000, with the first note being in the amount of $137,500, the second note being in the amount of $41,250, the third note being in the amount of $41,250, and the fourth note being in the amount of $55,000) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Notes"). The First Note was funded on February 17, 2016 and matures on February 11, 2017. The First Note may be converted by the holder, at its option, to convert all or any amount of the principal face amount of the First Note then outstanding into shares of the Company's Common Stock at a price for each share of Common Stock equal to 60% of the lowest trading priceof the Common Stock as reported on the OTCQB maintained by the OTC Markets Group, Inc. upon which the Company's shares are traded or any exchange upon which the Common Stock may be traded in the future, for the 20 prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent.

Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

The closing of the Second Note shall occur on the third (3rd) monthly anniversary of the closing of the First Note. The closing of the Third Note shall occur on the fourth (4th) monthly anniversary of the closing of the First Note. The closing of the Fourth Note shall occur on the sixth (6th) monthly anniversary of the closing of the First Note. Each closing shall be contingent upon the Common Stock of the Company maintaining a closing bid price in excess of $0.18 for the 10 prior trading days and an aggregate trading volume of not less than $200,000 for the ten prior trading days. The Notes shall contain a 10% OID such that the purchase price shall be: $125,000 for the First Note, $37,500 for the Second Note, $37,500 for the Third Note, and $55,000 for the Fourth Note.

Union Capital, LLC

On February 11, 2016, the Company entered into a Securities Purchase Agreement, dated February 11, 2016, with Union Capital, LLC ("Union Capital") providing for the purchase of four convertible promissory notes of the Company in the aggregate principal amount of $275,000, with the first note being in the amount of $137,500, the second note being in the amount of $41,250, the third note being in the amount of $41,250, and the fourth note being in the amount of $55,000) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Notes"). The First Note was funded on February 19, 2016 and matures on February 11, 2017. The First Note may be converted by the holder, at its option, to convert all or any amount of the principal face amount of the First Note then outstanding into shares of the Company's Common Stock at a price for each share of Common Stock equal to 60% of the lowest trading priceof the Common Stock as reported on the OTCQB maintained by the OTC Markets Group, Inc. upon which the Company's shares are traded or any exchange upon which the Common Stock may be traded in the future, for the 20 prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent.

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Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

The closing of the Second Note shall occur on the third (3rd) monthly anniversary of the closing of the First Note. The closing of the Third Note shall occur on the fourth (4th) monthly anniversary of the closing of the First Note. The closing of the Fourth Note shall occur on the sixth (6th) monthly anniversary of the closing of the First Note. Each closing shall be contingent upon the Common Stock of the Company maintaining a closing bid price in excess of $0.18 for the 10 prior trading days and an aggregate trading volume of not less than $200,000 for the ten prior trading days. The Notes shall contain a 10% OID such that the purchase price shall be: $125,000 for the First Note, $37,500 for the Second Note, $37,500 for the Third Note, and $55,000 for the Fourth Note.

The Notes also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rates under the Notes in the event of such defaults. The Notes may be prepaid by the Company at any time during the first 180 days after the date of issuance of the Notes subject to the payment of prepayment penalties as described in the Notes. The foregoing is only a brief description of the material terms of the Securities Purchase Agreement and First Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements which are filed as an exhibit to this Current Report. The issuance of the Notes was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company's reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) each purchaser of the Notes was an "accredited investor," as defined under the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Notes described in Item 1.01 issued by the Company are incorporated herein.

Item 3.02 Unregistered Sales of Equity Securities.

The descriptions of the Notes described in Item 1.01 issued by the Company are incorporated herein.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.01	Securities Purchase Agreement, dated February 11, 2016, between US Highland, Inc. and Adar Bays, LLC

10.02	8% Convertible Promissory Note in the amount of $137,500, dated February 11, 2016, issued by US Highland, Inc. to Adar Bays, LLC

10.03	Securities Purchase Agreement, dated February 11, 2016, between US Highland, Inc. and Union Capital, LLC

10.04	8% Convertible Promissory Note in the amount of $137,500, dated February 11, 2016, issued by US Highland, Inc. to Union Capital, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US HIGHLAND, INC.

Dated: February 23, 2016	By:	/s/ Kevin G. Malone
Kevin G. Malone
President
(Principal Executive Officer)

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